Tremblant Global ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 93.4%	Shares	Value
Communication Services - 22.6%
Alphabet, Inc. - Class A	9,468	$1,464,131
Charter Communications, Inc. - Class A (a)	17,709	6,526,298
CTS Eventim AG & Co. KGaA	38,630	3,851,262
Match Group, Inc.	135,073	4,214,278
Meta Platforms, Inc. - Class A	2,574	1,483,551
Spotify Technology SA (a)	9,246	5,085,577
TKO Group Holdings, Inc.	38,255	5,845,747
Walt Disney Co.	50,244	4,959,083
		33,429,927

Consumer Discretionary - 30.0%(b)
Amazon.com, Inc. (a)	26,787	5,096,495
Coupang, Inc. (a)	195,166	4,279,990
DoorDash, Inc. - Class A (a)	33,315	6,088,982
DraftKings, Inc. - Class A (a)	128,421	4,264,861
MercadoLibre, Inc. (a)	2,826	5,513,159
Skechers USA, Inc. - Class A (a)	92,137	5,231,539
Victoria's Secret & Co. (a)	294,500	5,471,810
Wingstop, Inc.	19,062	4,300,006
Wyndham Hotels & Resorts, Inc.	45,047	4,077,204
		44,324,046

Consumer Staples - 5.1%
Estee Lauder Cos., Inc. - Class A	52,695	3,477,870
Procter & Gamble Co.	23,454	3,997,031
		7,474,901

Financials - 12.6%
Adyen NV (a)(c)	1,183	1,798,529
AvidXchange Holdings, Inc. (a)	541,464	4,591,615
Evercore, Inc. - Class A	13,839	2,763,925
Mastercard, Inc. - Class A	5,218	2,860,090
Progressive Corp.	13,062	3,696,677
Visa, Inc. - Class A	8,485	2,973,653
		18,684,489

Industrials - 10.7%
Grab Holdings Ltd. - Class A (a)	2,128,454	9,641,896
Uber Technologies, Inc. (a)	84,252	6,138,601
		15,780,497

Information Technology - 9.5%
Five9, Inc. (a)	78,104	2,120,524
Palo Alto Networks, Inc. (a)	16,924	2,887,911
PAR Technology Corp. (a)	34,160	2,095,374
Q2 Holdings, Inc. (a)	43,184	3,455,152
Varonis Systems, Inc. (a)	87,764	3,550,054
		14,109,015

Real Estate - 2.9%
CoStar Group, Inc. (a)	54,434	4,312,806
TOTAL COMMON STOCKS (Cost $131,408,443)		138,115,681

SHORT-TERM INVESTMENTS - 6.6%	SS Shares	Value
Money Market Funds - 6.6%
First American Treasury Obligations Fund - Class X, 4.26% (d)	9,797,749	9,797,749
TOTAL SHORT-TERM INVESTMENTS (Cost $9,797,749)		9,797,749

TOTAL INVESTMENTS - 100.0% (Cost $141,206,192)		147,913,430
Liabilities in Excess of Other Assets - (0.0)% (e)		(27,542)
TOTAL NET ASSETS - 100.0%		$147,885,888
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). (“GICS®”) is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

AG – Aktiengesellschaft
KGaA – Kommanditgesellschaft
NV – Naamloze Vennootschap
SA- Sociedad Anónima

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2025, the value of these securities total $1,798,529 or 1.2% of the Fund’s net assets.

(d)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
(e)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Tremblant Global ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$138,115,681	$–	$–	$138,115,681
Money Market Funds	9,797,749	–	–	9,797,749
Total Investments	$147,913,430	$–	$–	$147,913,430

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings by Country as of March 31, 2025
(% of Net Assets)
United States	$122,023,007	82.6%
Singapore	9,641,896	6.5%
Uruguay	5,513,159	3.7
Sweden	5,085,577	3.4
Germany	3,851,262	2.6
Netherlands	1,798,529	1.2
Liabilities in Excess of Other Assets	(27,542)	0.0 (a)
	$147,885,888	100.0%

(a)	Represents less than 0.05% of net assets.